                                                                    EXHIBIT 3.24


                                CODE OF BY-LAWS
                                      OF
                       LAKE AVENUE DIALYSIS CENTER, P.C.

                                   ARTICLE I
                                   ---------

                                Identification
                                --------------

     Section 1.01.  Name.  The name of the Corporation is Lake Avenue Dialysis
     ------------   ----
Center, P.C. (hereinafter referred to as the "Corporation").

     Section 1.02.  Principal Office and Resident Agent.  The post office
     ------------   -----------------------------------
address of the principal office of the Corporation is 3515 Lake Avenue, Fort Wayne, Indiana 46805, and the name and post office address of its resident agent in charge of such office is Dr. Claudia C. Cabaluna, 3515 Lake Avenue, Fort Wayne, Indiana 46805.

     Section 1.03.  Fiscal Year.  The fiscal year of the Corporation shall be
     ------------   -----------
determined by the Board of Directors in consultation with the accountant for the Corporation based upon the most beneficial tax treatment to be accorded to the Corporation.

                                  ARTICLE II
                                  ----------

                                Shares of Stock
                                ---------------

     Section 2.01.  Consideration for Shares.  The Board of Directors shall
     ------------   ------------------------
cause the Corporation to issue the shares of stock of the Corporation for such consideration as has been fixed by such Board pursuant to the provisions of the Articles of Incorporation.

     Section 2.02.  Payment for Shares.  Subject to the provisions of the
     ------------   ------------------
Articles of Incorporation, the consideration for the issuance of shares of stock of the Corporation may be paid, in whole or in part, in money, in other property, tangible or intangible, or in labor actually performed for, or services actually rendered to, the Corporation; provided, however, that the part of the surplus of a corporation which is transferred to stated capital upon the issuance of shares as a share dividend shall be deemed to be the consideration for the issuance of such shares. When payment of the consideration for which a share was authorized to be issued shall have been received by the Corporation, or when surplus shall have been transferred to stated capital upon the issuance of a share dividend, such share shall be declared and taken to be fully paid and not liable to any further call or assessment, and the holder thereof shall not be liable for any further payments thereon. In the absence of actual fraud in the transaction, the judgment of the Board of Directors as to the value of such property, labor or services received as the consideration, or the value placed by the Board of Directors upon the corporate assets in the event of a share dividend shall be conclusive. Promissory notes, uncertified checks or future services shall not be accepted in payment or par payment of any of the shares of the Corporation except as authorized by The Indiana General Corporation Act, as amended (hereinafter referred to as the "Act").

     Section 2.03.  Certificates for Shares.  As from time to time provided in
     ------------   -----------------------
the Act, each shareholder shall be entitled to a certificate certifying the number of shares owned by such shareholder in the Corporation.

     Section 2.04.  Transfer of Shares.  The shares of the Corporation shall be
     ------------   ------------------
transferrable on the books of the Corporation upon compliance with the Act and any other applicable state of federal law; upon the surrender of any certificate or certificates representing such shares, properly endorsed or otherwise transferred by the registered holder or by a duly authorized attorney or other personal representative; and upon any such verification of signatures or authority to transfer as may be legally and reasonably required by the Board of Directors or the President.

     Section 2.05.  Equitable Interests in Shares Need Not be Recognized.  The
     ------------   ----------------------------------------------------
Corporation and its officers shall be entitled to treat the holder of record of any share or shares of stock of the Corporation as the holder in fact thereof, and accordingly shall not be required to recognize any equitable or other claim to or interest in such share or shares on the part of any other person or persons, whether or not express notice thereof shall have been given the Corporation, save as expressly provided to the contrary by the laws of Indiana, the Articles of Incorporation of the Corporation and these By-Laws.

                                  ARTICLE III
                                  -----------

                           Meetings of Shareholders
                           ------------------------

     Section 3.01.  Place of Meetings.  All meetings of the shareholders of the
     ------------   -----------------
Corporation shall be held at such place within or without the State of Indiana, as may be specified in the respective notices or waivers of notice thereof, or proxies to represent the shareholders thereat.

     Section 3.02.  Annual Meetings. The annual meeting of the shareholders for
     ------------   ---------------
the election of directors, and for the transaction of such other business as may properly come before the meeting shall be held within five (5) months after the close of each fiscal year of the Corporation. Failure to hold the annual meeting at the designated time shall not work any forfeiture or a dissolution of the Corporation.

     Section 3.03. Special Meetings. Special meetings of the shareholders may be
     ------------  ----------------
called by the President, by the Board of Directors, or by shareholders holding not less than one-fourth of all the shares of stock outstanding.

     Section 3.04. Notice of Meetings. A written or printed notice, stating the
     ------------  ------------------
place, day and hour of the meeting, and in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered or mailed by the Secretary or by the officers or persons calling the meeting, to each holder of the capital stock of the Corporation at the time entitled to vote, at such address as appears upon the records of the Corporation, at least ten (10) days before the date of the meeting. Notice of any such meeting may be waived in writing by any shareholder if the waiver sets forth in reasonable detail the purpose or purposes for which the meeting is called and the time and place thereof. Attendance at any meeting, in person or by proxy shall constitute a waiver of notice of such meeting unless the shareholder states his objection to such lack of notice to the chairman of the meeting before a vote is taken on any matter during which such shareholder is present, and in such event the objection shall be entered by the secretary of the meeting in the minutes of the meeting. The objecting shareholder must reduce to writing his objection to such lack of notice and forward copies of same to the Secretary and President of the Corporation within twenty-four (24) hours after the meeting is adjourned.

     Section 3.05. Voting at Meetings.
     ------------  ------------------

          Clause 3.051. Voting Rights. Except as otherwise provided by law or by
          ------------  -------------
the provisions of the Articles of Incorporation, every holder of shares of stock of the Corporation shall have the right at all meetings of the shareholders of the Corporation to one (1) vote for each share of stock standing in his name on the books of the Corporation.

          Clause 3.052. Proxies. A shareholder may vote, either in person or by
          ------------  -------
proxy executed in writing by the shareholder or a duly authorized attorney-in-fact. No proxy shall be valid after eleven (11) months from the date of its execution, unless a longer time is expressly provided therein.

          Clause 3.053. Quorum. Unless otherwise provided by the Articles of
          ------------  ------
Incorporation, at any meeting of the shareholders, a majority of the shares of the stock outstanding and entitled to vote, represented in person or by proxy, shall constitute a quorum.

                                  ARTICLE IV
                                  ----------

                            The Board of Directors
                            ----------------------

     Section 4.01. Annual Meeting. The Board of Directors shall meet each year
     ------------  --------------
immediately after the annual meeting of the shareholders, at the place where such meeting of the shareholders has been held, for the purpose of organization, election of officers and consideration of any other business that may be brought before the meeting. No notice shall be necessary for the holding of this annual meeting. If such meeting is not held as above provided, the election of officers may be had at any subsequent meeting of the Board specifically called in the manner provided in Section 4.02 of this Article and such officers of the Corporation shall hold office until their successors are elected and qualified at such subsequent meeting.

     Section 4.02. Other Meetings. Other meetings of the Board of Directors may
     ------------  --------------
be held upon the call of the President, or of two or more members of the Board of Directors, at any place within or without the State of Indiana, upon forty-eight (48) hours notice, specifying the time, place, and general purposes of the meeting, given to each director, either personally, by mailing or by telegram. At any meeting at which all directors are present, notice of the time, place and purpose thereof shall be deemed waived; and similar notice may likewise be waived by absent directors, either by written instrument or by telegram.

     Section 4.03. Quorum. At any meeting of the Board of Directors, the
     ------------  ------
presence of a majority of the members of the Board of Directors then qualified and acting shall constitute a quorum for the transaction of any business except the filing of vacancies in the Board of Directors.

     Section 4.04. Removal. Any director may be removed, either for or without
     ------------  -------
cause, at any special meeting of shareholders called for that purpose by the affirmative vote of a majority in number of shares of the shareholders of record present in person or by proxy and entitled to vote for the election of such director, if notice of the intention to act upon such matter shall have been given in the notice calling such meeting. If the notice calling such meeting shall so provide, the vacancy caused by such removal may be filled at such meeting by vote of a majority of the shareholders present and entitled to vote for the election of directors.

     Section 4.05. Compensation of Directors. The Board of Directors is
     ------------  -------------------------
empowered and authorized to fix and determine the compensation of directors for attendance at meetings of the Board and additional compensation for such additional services any of such directors may perform for the Corporation.

                                   ARTICLE V
                                   ---------

                        The Officers of the Corporation
                        -------------------------------

     Section 5.01.  Officers.  The officers of the Corporation shall consist of
     ------------   --------
a President, a Secretary and a Treasurer. In addition, the Corporation may have as officers one or more Vice Presidents, Assistant Secretaries or Assistant Treasurers. Any two or more offices may be held by the same person. The Board of Directors by resolution may create and define the duties of other offices in the Corporation, and may elect or appoint persons to fill such offices.

     Section 5.02.  Vacancies.  Whenever any vacancies shall occur in any office
     ------------   ---------
by death, resignation, increase in the number of offices of the Corporation or otherwise, the same shall be filled by the Board of Directors, and the officer so elected shall hold office until his successor is chosen and qualified.

     Section 5.03.  The President.  The President shall be chosen from among the
     ------------   -------------
Board of Directors and shall be responsible for the active executive management of the operations of the Corporation subject to the control of the Board of Directors; shall preside at all meetings of the shareholders and the directors; shall discharge all the duties which devolve upon a presiding officer; and shall perform such other duties as this Code of By-Laws provides or the Board of Directors may prescribe.

     The President shall have full authority to execute proxies on behalf of the Corporation, vote stock owned by it in any other corporation and execute, with the Secretary, powers of attorney appointing other corporation, partnerships or individuals the agent of the Corporation, all subject to the provisions of The Indiana General Corporation Act of 1929, as amended, the Articles of Incorporation of the Corporation, and this Code of By-Laws.

     Section 5.04.  Vice President.  A Vice President shall perform all duties
     ------------   --------------
incumbent upon the President during any absence or disability of the President, and perform such other duties as this Code of By-Laws may require or the Board of Directors may prescribe.

     Section 5.05.  The Secretary and Assistant Secretary.  The Secretary shall
     ------------   -------------------------------------
have the custody and care of the corporate seal, records, minutes and stock books of the Corporation. He shall attend all meetings of the shareholders and of the Board of Directors, and shall keep, or cause to be kept in a book provided for the purpose, a true and complete record of the proceedings of such meetings, and shall perform a like duty for all standing committees appointed by the Board of Directors, when required. He shall attend to the giving and serving of all notices of the Corporation, shall file and take charge of all papers and documents belonging to the Corporation, and shall perform such other duties as this Code of By-Laws may require or the Board of Directors may prescribe.

     The Assistant Secretary shall perform all duties incumbent upon the Secretary during any absence or disability of the Secretary, and perform such other duties as this Code of By-Laws may require or the Board of Directors may prescribe.

     Section 5.06.  The Treasurer and Assistant Treasurer.  The Treasurer shall
     ------------   -------------------------------------
keep correct and complete records of account, showing accurately at all times the financial condition of the Corporation. He shall be the legal custodian of all moneys, notes, securities and other valuables which may from time to time come into the possession of the Corporation. He shall immediately deposit all funds of the Corporation coming into his hands in some reliable bank or other depositary to be designated by the Board of Directors, and shall keep such bank account in the name of the Corporation. He shall furnish at meetings of the Board of Directors, or whenever requested, a statement of the financial condition of the Corporation, and shall perform such other duties as this Code of By-Laws may require or the Board of Directors may prescribe. The Treasurer may be required to furnish bond in such amount as shall be determined by the Board of Directors.

     The Assistant Treasurer shall perform all duties incumbent upon the Treasurer during any absence or disability of the Treasurer, and perform such other duties as this Code of By-Laws may require or the Board of Directors may prescribe.

     Section 5.07.  Delegation of Authority.  In case of the absence of any
     ------------   -----------------------
officer of the Corporation, or for any other reason that the Board of Directors may deem sufficient, the Board of Directors may delegate the powers or duties of such officer to any other officer or to any director, for the time being, provided a majority of the entire Board of Directors concurs therein.

                                  ARTICLE VI
                                  ----------

                                Corporate Books
                                ---------------

     Section 6.01.  Place of Keeping, in General.  Except as otherwise provided
     ------------   ----------------------------
by the laws of the State of Indiana, by the Articles of Incorporation of the Corporation or by these By-Laws, the books and records of the Corporation may be kept at such place of places, within or without the State of Indiana, as the Board of Directors may from time to time by resolution determine.

     Section 6.02.  Stock Register or Transfer Book.  The Corporation shall keep
     ------------   -------------------------------
at its principal office an original or duplicate stock register or transfer book, or, in case the

Corporation employs a stock registrar or transfer agent in this or any other state, the Corporation shall keep at its principal office a complete and accurate shareholders' list, alphabetically arranged, giving the names and addresses of all shareholders and the number and classes of shares held by each.

                                  ARTICLE VII
                                  -----------

                        Contracts, Checks, Notes, Etc.
                        ------------------------------

     Section 7.01. In General. All contracts and agreements authorized by the
     ------------  ----------
Board of Directors, and all checks, drafts, notes, bonds, bills of exchange and orders for the payment of money, shall, unless otherwise directed by the Board of Directors or unless otherwise required by law, be signed by any two of the following officers who are different persons: President, Vice President, Treasurer or Secretary. The Board of Directors may, however, authorize any one of such officers to sign checks, drafts and orders for the payment of money singly and without necessity of countersignature, and may designate employees of the Corporation, other than those named above who may, in the name of the Corporation, execute drafts, checks and orders for the payment of money in its behalf.

                                 ARTICLE VIII
                                 ------------

                                  Amendments
                                  ----------

     Section 8.01. In General. The powers to make, alter, amend or repeal this
     ------------  ----------
Code of By-laws is vested in the Board of Directors but such action shall be taken only at a meeting of the Board of Directors specifically called for that purpose.

                                CODE OF BY-LAWS
                                      OF
                       LAKE AVENUE DIALYSIS CENTER, P.C.


                                   ARTICLE I
                                   ---------

                                Identification
                                --------------

     Section 1.01. Name. The name of the Corporation is Lake Avenue Dialysis
     ------------  ----
Center, P.C. (hereinafter referred to as the "Corporation").

     Section 1.02. Principal Office and Resident Agent. The post office address
     ------------  -----------------------------------
of the principal office of the Corporation is 3515 Lake Avenue, Fort Wayne, Indiana 46805, and the name and post office address of its resident agent in charge of such office is Dr. Claudia C. Cabaluna, 3515 Lake Avenue, Fort Wayne, Indiana 46805.

     Section 1.03. Fiscal Year. The fiscal year of the Corporation shall be
     ------------  -----------
determined by the Board of Directors in consultation with the accountant for the Corporation based upon the most beneficial tax treatment to be accorded to the Corporation.

                                  ARTICLE II
                                  ----------

                                Shares of Stock
                                ---------------

     Section 2.01. Consideration for Shares. The Board of Directors shall cause
     ------------  ------------------------
the Corporation to issue the shares of stock of the Corporation for such consideration as has been fixed by such Board pursuant to the provisions of the Articles of Incorporation.

     Section 2.02. Payment for Shares. Subject to the provisions of the Articles
     ------------  ------------------
of Incorporation, the consideration for the issuance of shares of stock of the Corporation may be paid, in whole or in part, in money, in other property, tangible or intangible, or in labor actually performed for, or services actually rendered to, the Corporation; provided, however, that the part of the surplus of a corporation which is transferred to stated capital upon the issuance of shares as a share dividend shall be deemed to be the consideration for the issuance of such shares. When payment of the consideration for which a share was authorized to be issued shall have been received by the Corporation, or when surplus shall have been transferred to stated capital upon the issuance of a share dividend, such share shall be declared and taken to be fully paid and not liable to any further call or assessment, and the holder thereof shall not be liable for any further payments thereon. In the absence of actual fraud in the transaction, the judgement of the Board of Directors as to the value of such property, labor or services received as the consideration, or the value placed by the Board of Directors upon the corporate assets in the event of a share dividend shall be conclusive. Promissory notes, uncertified checks or future services shall not be accepted in payment or par payment of any of the shares of the Corporation except as authorized by The Indiana General Corporation Act, as amended (hereinafter referred to as the "Act").

     Section 2.03.  Certificates for Shares.  As from time to time provided in
     ------------   -----------------------
the Act, each shareholder shall be entitled to a certificate certifying the number of shares owned by such shareholder in the Corporation.

     Section 2.04.  Transfer of Shares.  The shares of the Corporation shall be
     ------------   ------------------
transferrable on the books of the Corporation upon compliance with the Act and any other applicable state of federal law; upon the surrender of any certificate or certificates representing such shares, properly endorsed or otherwise transferred by the registered holder or by a duly authorized attorney or other personal representative; and upon any such verification of signatures or authority to transfer as may be legally and reasonably required by the Board of Directors or the President.

     Section 2.05.  Equitable Interests in Shares Need Not be Recognized.  The
     ------------   ----------------------------------------------------
Corporation and its officers shall be entitled to treat the holder of record of any share or shares of stock of the Corporation as the holder in fact thereof, and accordingly shall not be required to recognize any equitable or other claim to or interest in such share or shares on the part of any other person or persons, whether or not express notice thereof shall have been given the Corporation, save as expressly provided to the contrary by the laws of Indiana, the Articles of Incorporation of the Corporation and these By-Laws.


                                  ARTICLE III
                                  -----------

                           Meetings of Shareholders
                           ------------------------

     Section 3.01.  Place of Meetings.  All meetings of the shareholders of the
     ------------   -----------------
Corporation shall be held at such place within or without the State of Indiana, as may be specified in the respective notices or waivers of notice thereof, or proxies to represent the shareholders thereat.

     Section 3.02.  Annual Meetings.  The annual meeting of the shareholders for
     ------------   ---------------
the election of directors, and for the transaction of such other business as may properly come before the meeting shall be held within five (5) months after the close of each fiscal year of the Corporation. Failure to hold the annual meeting at the designated time shall not work any forfeiture or a dissolution of the Corporation.

     Section 3.03.  Special Meetings.  Special meetings of the  shareholders may
     ------------   ----------------
be called by the President, by the Board of Directors, or by shareholders holding not less than one-fourth of all the shares of stock outstanding.


     Section 3.04.  Notice of Meetings.  A written or printed notice, stating
     ------------   ------------------
the place, day and hour of the meeting, and in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered or mailed by the Secretary or by the officers or persons calling the meeting, to each holder of the capital stock of the Corporation at the time entitled to vote, at such address as appears upon the records of the Corporation, at least ten (10) days before the date of the meeting. Notice of any such meeting may be waived in writing by any shareholder if the waiver sets forth in reasonable detail the purpose or purposes for which the meeting is called and the time and place thereof. Attendance at any meeting, in person or by proxy shall constitute a waiver of notice of such meeting unless the shareholder states his objection to such lack of notice to the chairman of the meeting before a vote is taken on any matter during which such shareholder is present, and in such event the objection shall be entered by the secretary of the meeting in the minutes of the meeting. The objecting shareholder must reduce to writing his objection to such lack of notice and forward copies of same to the Secretary and President of the Corporation within twenty-four (24) hours after the meeting is adjourned.

     Section 3.05.  Voting at Meetings.
     ------------   ------------------

          Clause 3.051.  Voting Rights.  Except as otherwise provided by law or
          ------------   -------------
by the provisions of the Articles of Incorporation, every holder of shares of stock of the Corporation shall have the right at all meetings of the shareholders of the Corporation to one (1) vote for each share of stock standing in his name on the books of the Corporation.

          Clause 3.052.  Proxies.  A shareholder may vote, either in person or
          ------------   -------
by proxy executed in writing by the shareholder or a duly authorized attorney-in-fact. No proxy shall be valid after eleven (11) months from the date of its execution, unless a longer time is expressly provided therein.

          Clause 3.053.  Quorum.  Unless otherwise provided by the Articles of
          ------------   ------
Incorporation, at any meeting of the shareholders, a majority of the shares of the stock outstanding and entitled to vote, represented in person or by proxy, shall constitute a quorum.

                                  ARTICLE IV
                                  ----------

                            The Board of Directors
                            ----------------------

     Section 4.01.  Annual Meeting.  The Board of Directors shall meet each year
     ------------   --------------
immediately after the annual meeting of the shareholders, at the place where such meeting of the shareholders has been held, for the purpose of organization, election of officers and consideration of any other business that may be brought before the meeting. No notice shall be necessary for the holding of this annual meeting. If such meeting is not held as above provided, the election of officers may be had at any subsequent meeting of the Board specifically called in the manner provided in Section 4.02 of this Article and such officers of the Corporation shall hold office until their successors are elected and qualified at such subsequent meeting.

     Section 4.02.  Other Meetings.  Other meetings of the Board of Directors
     ------------   --------------
may be held upon the call of the President, or of two or more members of the Board of Directors, at any place within or without the State of Indiana, upon forty-eight (48) hours notice, specifying the time, place, and general purposes of the meeting, given to each director, either personally, by mailing or by telegram. At any meeting at which all directors are present, notice of the time, place and purpose thereof shall be deemed waived; and similar notice may likewise be waived by absent directors, either by written instrument or by telegram.

     Section 4.03.  Quorum.  At any meeting of the Board of Directors, the
     ------------   ------
presence of a majority of the members of the Board of Directors then qualified and acting shall constitute a quorum for the transaction of any business except the filling of vacancies in the Board of Directors.

     Section 4.04.  Removal.  Any director may be removed, either for or without
     ------------   -------
cause, at any special meeting of shareholders called for that purpose by the affirmative vote of a majority in number of shares of the shareholders of record present in person or by proxy and entitled to vote for the election of such director, if notice of the intention to act upon such matter shall have been given in the notice calling such meeting. If the notice calling such meeting shall so provide, the vacancy caused by such removal may be filled at such meeting by vote of a majority of the shareholders present and entitled to vote for the election of directors.

     Section 4.05.  Compensation of Directors.  The Board of Directors is
     ------------   -------------------------
empowered and authorized to fix and determine the compensation of directors for attendance at meetings of the Board and additional compensation for such additional services any of such directors may perform for the Corporation.

                                   ARTICLE V
                                   ---------

                        The Officers of the Corporation
                        -------------------------------

     Section 5.01.  Officers.  The officers of the Corporation shall consist of
     ------------   --------
a President, a Secretary and a Treasurer. In addition, the Corporation may have as officers one or more Vice Presidents, Assistant Secretaries or Assistant Treasurers. Any two or more offices may be held by the same person. The Board of Directors by resolution may create and define the duties of other offices in the Corporation, and may elect or appoint persons to fill such offices.

     Section 5.02.  Vacancies.  Whenever any vacancies shall occur in any office
     ------------   ---------
by death, resignation, increase in the number of offices of the Corporation or otherwise, the same shall be filled by the Board of Directors, and the officer so elected shall hold office until his successor is chosen and qualified.

     Section 5.03.  The President.  The President shall be chosen from among the
     ------------   -------------
Board of Directors and shall be responsible for the active executive management of the operations of the Corporation subject to the control of the Board of Directors; shall preside at all meetings of the shareholders and the directors; shall discharge all the duties which devolve upon a presiding officer; and shall perform such other duties as this Code of By-Laws provides or the Board of Directors may prescribe.

     The President shall have full authority to execute proxies on behalf of the Corporation, vote stock owned by it in any other corporation and execute, with the Secretary, powers of attorney appointing other corporations, partnerships or individuals the agent of the Corporation, all subject to the provisions of The Indiana General Corporation Act of 1929, as amended, the Articles of Incorporation of the Corporation, and this Code of By-Laws.

     Section 5.04.  Vice President.  A Vice President shall perform all duties
     ------------   --------------
incumbent upon the President during any absence or disability of the President, and perform such other duties as this Code of By-Laws may require or the Board of Directors may prescribe.

     Section 5.05.  The Secretary and Assistant Secretary.  The Secretary shall
     ------------   -------------------------------------
have the custody and care of the corporate seal, records, minutes and stock books of the Corporation. He shall attend all meetings of the shareholders and of the Board of Directors, and shall keep, or cause to be kept in a book provided for the purpose, a true and complete record of the proceedings of such meetings, and shall perform a like duty for all standing committees appointed by the Board of Directors, when required. He shall attend to the giving and serving of all notices of the Corporation, shall file and take charge of all papers and documents belonging to the Corporation, and shall perform such other duties as this Code of By-Laws may require or the Board of Directors may prescribe.

     The Assistant Secretary shall perform all duties incumbent upon the Secretary during any absence or disability of the Secretary, and perform such other duties as this Code of By-Laws may require or the Board of Directors may prescribe.

     SECTION 5.06.  The Treasurer and Assistant Treasurer.  The Treasurer shall
     ------------   -------------------------------------
keep correct and complete records of account, showing accurately at all times the financial condition of the Corporation. He shall be the legal custodian of all moneys, notes, securities and other valuables which may from time to time come into the possession of the Corporation. He shall immediately deposit all funds of the Corporation coming into his hands in some reliable bank or other depositary to be designated by the Board of Directors, and shall keep such bank account in the name of the Corporation. He shall furnish at meetings of the Board of Directors, or whenever requested, a statement of the financial condition of the Corporation, and shall perform such other duties as this Code of By-Laws may require or the Board of Directors may prescribe. The Treasurer may be required to furnish bond in such amount as shall be determined by the Board of Directors.

     The Assistant Treasurer shall perform all duties incumbent upon the Treasurer during any absence or disability of the Treasurer, and perform such other duties as this Code of By-Laws may require or the Board of Directors may prescribe.

     Section 5.07.  Delegation of Authority.  In case of the absence of any
     ------------   -----------------------
officer of the Corporation, or for any other reason that the Board of Directors may deem sufficient, the Board of Directors may delegate the powers duties of such officer to any other officer or to any director, for the time being, provided a majority of the entire Board of Directors concurs therein.

                                  ARTICLE VI
                                  ----------

                                Corporate Books
                                ---------------

     Section 6.01.  Place of Keeping, in General.  Except as otherwise provided
     ------------   ----------------------------
by the laws of the State of Indiana, by the Articles of Incorporation of the Corporation or by these By-Laws, the books and records of the Corporation may be kept at such place or places, within or without the State of Indiana, as the Board of Directors may from time to time by resolution determine.

     Section 6.02.  Stock Register or Transfer Book.  The Corporation shall keep
     ------------   -------------------------------
at its principal office an original or duplicate stock register or transfer book, or, in case the

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

Corporation employs a stock registrar or transfer agent in this or any other state, the Corporation shall keep at its principal office a complete and accurate shareholders' list, alphabetically arranged, giving the names and addresses of all shareholders and the number and classes of shares held by each.

                                  ARTICLE VII
                                  -----------

                        Contracts, Checks, Notes, Etc.
                        ------------------------------

     Section 7.01.  In General.  All contracts and agreements authorized by the
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Board of Directors, and all checks, drafts, notes, bonds, bills of exchange and orders for the payment of money, shall, unless otherwise directed by the Board of Directors or unless otherwise required by law, be signed by any two of the following officers who are different persons: President, Vice President, Treasurer or Secretary. The Board of Directors may, however, authorize any one of such officers to sign checks, drafts and orders for the payment of money singly and without necessity of countersignature, and may designate employees of the Corporation, other than those named above who may, in the name of the Corporation, execute drafts, checks and orders for the payment of money in its behalf.

                                 ARTICLE VIII
                                 ------------

                                  Amendments
                                  ----------

     Section 8.01.  In General.  The powers to make, alter, amend or repeal this
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Code of By-Laws is vested in the Board of Directors but such action shall be taken only at a meeting of the Board of Directors specifically called for that purpose.

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